                  INTERNATIONAL INTERNET, INC. AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENT

                               SEPTEMBER 30, 1999

INTERNATIONAL INTERNET, INC. AND SUBSIDIARIES

INDEX

                                                                Page
                                                                 No.
Consolidated Balance Sheets -                                    3
September 30, 1999 and December 31, 1998

Consolidated Statements of Operations -                          4
Three and Nine Months Ended September 30, 1999

Consolidated Statement of Stockholders' Equity -                 5
Nine Months Ended September 30, 1999

Consolidated Statements of Cash Flows -                         6-7
Nine Months Ended September 30, 1999

Notes to Consolidated Financial Statements -                    8-11
Nine Months Ended September 30, 1999

INTERNATIONAL INTERNET, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

                                                                       September 30,       December 31,
                                                                            1999               1998
                                                                        (Unaudited)         (Audited)
ASSETS
CURRENT ASSETS
 Cash and cash equivalents                                               $ 3,325,438       $   116,966
 Marketable equity securities                                              1,622,556                 -
 Trade accounts receivable                                                   202,407                 -
 Other accounts receivable                                                         -            12,000
 Inventory                                                                   137,056            14,055
 Prepaid income taxes                                                         23,846                 -
                                                                         -----------       -----------
                                                                           5,311,303           143,021
Property and equipment, net                                                  151,920           103,332
Goodwill, net of amortization of $1,094                                      177,114                 -
Other assets                                                                  13,001            13,120
                                                                         -----------       -----------
                                                                         $ 5,653,338       $   259,473
                                                                         ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
 Accounts payable                                                            480,263            21,812
 Accrued expenses                                                             69,003            48,163
 Income taxes payable                                                        545,414                 -
 Deferred income taxes                                                       584,142                 -
                                                                         -----------       -----------
                                                                           1,678,822            69,975
Deferred income taxes                                                          6,385                 -
Minority interest                                                                  -                 -

Stockholders' equity
 Common stock, $.00001 par value, 1,000,000,000 shares authorized,             7,573             7,397
  757,296,187 and 739,701,100 shares issued and outstanding at
  September 30, 1999 and December 31, 1998, respectively
 Additional paid-in capital                                                2,035,092         1,155,635
 Retained earnings (deficit)                                               1,925,466          (973,534)
                                                                         -----------       -----------
                                                                           3,968,131           189,498
                                                                         -----------       -----------
                                                                         $ 5,653,338       $   259,473
                                                                         ===========       ===========


See accompanying notes to consolidated financial statements.

INTERNATIONAL INTERNET, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

                                                                 Three Months    Nine Months
                                                                     Ended          Ended
                                                                 September 30,  September 30,
                                                                     1999           1999
Sales and revenues                                            $   291,045        $   512,405
Cost of sales                                                     198,144            410,605
                                                              -----------        -----------
  Gross profit                                                     92,901            101,800
Selling, general and administrative expense                       760,937          1,101,179
                                                              -----------        -----------
  Loss from operations                                           (668,036)          (999,379)

Other income (expense):
 Realized gain on sale of marketable equity securities            225,613          3,428,772
 Unrealized gain (loss) on marketable equity securities        (1,877,148)         1,552,330
 Interest and other income                                         34,460             53,218
                                                              -----------        -----------
                                                               (1,617,075)         5,034,320
                                                              -----------        -----------
Net earnings (loss) before income taxes                        (2,285,111)         4,034,941
Income tax expense (benefit):
 Current                                                         (152,597)           545,414
 Deferred                                                        (706,371)           590,527
                                                              -----------        -----------
                                                                 (858,968)         1,135,941
                                                              -----------        -----------
Net earnings (loss)                                           $(1,426,143)       $ 2,899,000
                                                              ===========        ===========

Net earnings (loss) per share                                 $    (0.002)       $     0.004
                                                              ===========        ===========

Weighted average shares outstanding, in millions                    752.3              746.4
                                                              ===========        ===========


See accompanying notes to consolidated financial statements.

INTERNATIONAL INTERNET, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(UNAUDITED)

                                                Common Stock                                  Retained
                                                ------------                 Paid-in          Earnings
                                          Shares          Par Value          Capital          (Deficit)            Total
                                          ------          ---------          -------          ---------            -----
BALANCE, January 1, 1999               739,701,100       $     7,397       $ 1,155,635       $  (973,534)       $   189,498
Common stock sold for cash               6,195,087                62           384,763                              384,825
Common stock issued to acquire             300,000                 3            31,237                               31,240
 Broadcastweb Net, Inc.

Common stock issued to acquire           1,000,000                10            33,844                               33,854
 marketable securities

Common stock issued to acquire              30,000                               3,750                                3,750
 web site

Common stock issued for services        10,070,000               101           425,863                              425,964
Net earnings                                                                                   2,899,000          2,899,000
                                     --------------------------------------------------------------------------------------
BALANCE, September 30, 1999            757,296,187       $     7,573       $ 2,035,092       $ 1,925,466        $ 3,968,131
                                     ======================================================================================


See accompanying notes to consolidated financial statements.

INTERNATIONAL INTERNET, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 1999
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings                                                                                   $ 2,899,000
Adjustments to reconcile net earnings to net cash provided by operating activities:
 Depreciation and amortization                                                                      28,852
 Deferred income taxes                                                                             590,527
 Common stock issued for services                                                                  425,964
 Changes in assets and liabilities:
  Accounts receivable                                                                                6,558
  Marketable equity securities                                                                 (1,588,702)
  Inventory                                                                                      (120,001)
  Accounts payable and accrued expenses                                                             20,841
  Income taxes payable                                                                             545,414
                                                                                             --------------
Net cash provided by operating activities                                                        2,808,453
                                                                                             --------------

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES
 Capital expenditures                                                                             (67,399)
 Acquisition of ACS, net of cash acquired                                                          100,594
 Acquisition of Broadcast                                                                         (18,000)
                                                                                             --------------
Net cash provided by investing activities                                                           15,195
                                                                                             --------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
 Proceeds from sales of common stock                                                               384,825
                                                                                             --------------
Net cash provided by financing activities                                                          384,825
                                                                                             --------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                        3,208,473
CASH AND CASH EQUIVALENTS, beginning of period                                                     116,965
                                                                                             --------------
CASH AND CASH EQUIVALENTS, end of period                                                       $ 3,325,438
                                                                                             ==============


See accompanying notes to consolidated financial statements.

INTERNATIONAL INTERNET, INC. AND SUBSIDIARIES

NINE MONTHS ENDED SEPTEMBER 30, 1999
(UNAUDITED)

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Interest paid                                                                      None
                                                                             ===============
Income taxes paid                                                                  None
                                                                             ===============
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES

Common stock issued as part of acquisition of Broadcast Web Network, Inc.    $      31,240
Common stock issued as part of acquisition of web site                               3,750
Common stock issued to acquire marketable securities                                33,854


See accompanying notes to consolidated financial statements.

INTERNATIONAL INTERNET, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999

(UNAUDITED)

A.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        ORGANIZATION - International Internet, Inc. (the "Company" or "IINN"), is a diversified holding company which develops and operates Internet and direct retail marketing companies and computer service providers on the Internet. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, American Computer Systems, Inc. ("ACS") and StogiesOnline.com, Inc. ("Stogies") (www.stogiesonline.com), and its majority owned subsidiaries, TheBroadcastWeb.com, Inc. ("Broadcast") (www.thebroadcastweb.com) and Mr. Cigar, Inc. ("Cigar").

        IINN also holds minority interests in Wowstores.com, Inc.
        (www.wowstores.com) and GoldOnline International, Inc.
        (www.goldonline.com) and additionally is a party to a joint venture, Stogiesauction.com (www.stogiesauction.com), with AuctionAnything.com, Inc.

        Stogies became an online distributor and retailer of brand name premium cigars within the United States on November 18, 1998. Stogies' products consist of premium cigars, factory brand name seconds and mass market cigars, which are distributed online to retail and wholesale customers.

        ACS was acquired effective September 30, 1999 and is a full service provider of computer systems and services to the federal government. ACS focuses on all phases of hardware implementation, including system engineering, product design, software integration and networking communications. In November 1997, ACS was awarded its first General Services Administration schedule contract for computer systems and peripherals. This contract was extended for five additional years.

        Broadcast is an aggregator and broadcaster of streaming media programming on the Web with the network infrastructure to deliver or "stream" live and on-demand audio programs over the Internet. Broadcast and its representative sites -BluesBoyMusic.com, SoulManMusic.com and JazzManMusic.com rely primarily on providers of streaming media products to license encoders to it in order to broadcast its content and to distribute player software in order to create a broad base of users.


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


        Cigar sells, licenses and operates the "Mr. Cigar" automated vending humidors, which dispenses mass market and premium cigars.

        In April 1999, IINN entered into a joint venture agreement with AuctionAnything.com, Inc. to launch a cigar auction site, StogiesAuction.com, which offers its members the ability to bid on popular cigars, rare cigars and other hard to find cigar related items. The site offers a company-to-person trading platform as well as a public, person-to-person trading platform, offering sellers a vehicle for listing their own items for sale. Buyers are able to browse for items arranged by topic and bid through an online service. StogiesAuction.com is in direct competition with other Internet companies, such as eBay, Inc., Excite Auction, Yahoo Auction and Amazon Auction.

        PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

        CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

        MARKETABLE SECURITIES - Marketable securities are comprised of trading securities held for short-term investment purposes and are stated at fair value, with the change in fair value during the period included in earnings.

        INVENTORIES - Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) basis.

        PROPERTY AND EQUIPMENT - Property and equipment are recorded at cost. Depreciation is provided using the MACRS method over an estimated useful life of five to seven years.

        GOODWILL - The Company's excess of purchase cost over the fair value of net assets of businesses acquired (goodwill) is being amortized over its estimated useful life of fifteen years on a straight-line basis.

        INCOME TAXES - Deferred income taxes are recognized for income and expense items that are reported for financial purposes in different years than for income tax purposes.

        NET INCOME (LOSS) PER COMMON SHARE - Net income (loss) per common share is computed using the weighted average number of shares outstanding during the period. Fully diluted net income (loss) per common share is presented if the assumed conversion of common stock equivalents results in material dilution.

        USE OF ESTIMATES - The process of preparing consolidated financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the consolidated financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

        FAIR VALUE DETERMINATION - Financial instruments consist of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of these financial instruments approximates fair value due to their short-term nature or the current rates which the Company could borrow funds with similar remaining maturities.

B.      MARKETABLE SECURITIES

        As of September 30, 1999, the Company has an investment in marketable securities, which are classified as trading securities. As of September 30, 1999, the fair value of the securities exceeded the cost of $70,226 by $1,552,330.

C.      ACQUISITIONS

        The Company acquired 90% ownership of Broadcast in June 1999 in exchange for 300,000 shares of its common stock and a cash payment of $18,000. The investment, which totaled $49,240, has been recorded as goodwill and is being amortized over fifteen years.

        Effective September 30, 1999, the Company acquired all of the outstanding common stock of ACS in exchange for $150,000. Goodwill in the amount of $128,968 was recorded in the transaction.

        The assets acquired and liabilities assumed were as follows:

                    Accounts receivable                                            $196,965
                    Inventory and prepaid expenses                                   26,846
                    Property and equipment                                            3,828
                    Goodwill                                                        128,968
                    Deposits                                                          1,250
                    Accounts payable                                               (458,451)
                                                                                   ---------
                    Cash received in excess of cash paid                           $100,594
                                                                                   ========

D.      INCOME TAXES

        Income tax expense for the nine months ended September 30, 1999 consists of:

                                         CURRENT       DEFERRED         TOTAL
                   Federal              $465,696        504,216       969,912
                   State                  79,718         86,311       166,029
                                          ------         ------       -------
                       Total            $545,414        590,527     1,135,941
                                        ========        =======     =========

                Actual income tax expense applicable to earnings before income taxes is reconciled with the "normally expected" federal income tax expense as follows for the nine months ended September 30, 1999:

                      "Normally expected" income tax expense                 $1,371,880
                      Increase (decrease) in taxes resulting from:
                            State income taxes, net of Federal income           109,579
                              tax effect
                            Change in valuation allowance                      (346,971)
                            Nondeductible meals                                   1,453
                                                                             ----------
                                                                             $1,135,941
                                                                             ==========

The deferred income tax liabilities at September 30, 1999 are comprised of the following:

                                                                CURRENT              NONCURRENT
            Marketable securities unrealized gain              $584,142                       -
            Asset basis                                               -                   6,385
                                                               --------               ---------
                Net deferred income tax liabilities            $584,142                   6,385
                                                               ========               =========